                                                                  Exhibit 24 (c)
                               Power of Attorney
                               -----------------

  Each of the undersigned, in the capacity or capacities set forth below his signature as a member of the Board of Directors and/or an officer of Schlumberger Limited (the "Corporation"), a Netherlands Antilles corporation, hereby appoints David S. Browning, Arthur Lindenauer and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1996, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


---------------------------                     --------------------------------
D. Euan Baird                                   Didier Primat
Director                                        Director
Chairman, President and
Chief Executive Officer


---------------------------                     --------------------------------
Don E. Ackerman                                 Nicolas Seydoux
Director                                        Director


  /s/ Denys Henderson
---------------------------                     --------------------------------
Denys Henderson                                 Linda G. Stuntz
Director                                        Director


---------------------------                     --------------------------------
Andre Levy-Lang                                 Sven Ullring
Director                                        Director


---------------------------                     --------------------------------
William T. McCormick, Jr.                       Eiji Umene
Director                                        Director


Date:  January 24, 1997
       ----------------